Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events
Note 13 - Subsequent Events

From January 1, 2020 through April 13, 2020, the Company sold subscriptions to issue 320,500 shares of its common stock to 14 non-affiliated investors in exchange for $1,602,500 of cash proceeds. All sales were made pursuant to the Company’s primary offering in its effective Registration Statement on Form S-1.

Effective January 1, 2020, the parties extended the terms of the agreement related to the computer storage and processing equipment described further in Note 7. The Company's Board of Directors approved the extension of the agreement. The term of the extension is through October 30, 2020 and there were no other changes to the agreement.